Exhibit 10.2

FIRST AMENDMENT TO GUARANTY

This FIRST AMENDMENT TO GUARANTY (this “Amendment”) is made as of November 11, 2008, by Covanta Energy Corporation (“Covanta”) and acknowledged and agreed by Ridgewood Providence Power Partners, L.P. (“RPPP”), Ridgewood Rhode Island Generation, LLC (“RRIG”) and Linwood 0708 LLC (“Linwood”).

RECITALS

WHEREAS, Covanta executed and delivered to RPPP, RRIG and Linwood a guaranty dated as of August 19, 2008 (the “Guaranty”), pursuant to the terms of that certain Backup Certificate Agreement, dated as of August 19, 2008; and

WHEREAS, the Guaranty was executed and delivered in connection with the execution and delivery of that certain Purchase and Sale Agreement, dated August 19, 2008, as amended (the “Purchase Agreement”), by and among the parties thereto; and

WHEREAS, the parties to the Purchase Agreement have agreed to certain amendments to the Purchase Agreement pursuant to a First Amendment to Purchase and Sale Agreement, dated as of the date hereof, which amendment requires in part corresponding amendments to other documents, including the Guaranty.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. The Guaranty is amended so that “$7,300,000” in the second paragraph thereof is deleted, and “$3,000,000” is inserted in its place.

2. Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Guaranty. Upon execution hereof, each reference in the Guaranty to “this Agreement,” “hereby,” “herein,” “hereof” or words of similar import referring to the Guaranty shall mean and refer to the Guaranty as amended by this Amendment.

3. Except as specifically amended hereby, all terms and provisions contained in the Guaranty shall remain unchanged and in full force and effect.

4. This Amendment shall be construed in accordance with, and governed by, the laws of the State of New York, excluding its conflicts of laws provisions.

[Signature Page Follows]

[Signature Page to First Amendment to Guaranty]

IN WITNESS WHEREOF, Covanta has executed this Amendment effective for all purposes as of the date first above written.

COVANTA ENERGY CORPORATION

By:	/s/ Anthony J. Orlando
Name:     Anthony J. Orlando

Title:	President and Chief Executive Officer

Acknowledged and agreed by:

RIDGEWOOD PROVIDENCE POWER PARTNERS, L.P.

By:	Ridgewood Providence Power Corporation, its General Partner

By:	/s/ Randall D. Holmes
Name:     Randall D. Holmes

Title:	President and Chief Executive Officer

RIDGEWOOD RHODE ISLAND GENERATION, LLC

By:	Ridgewood Management Corporation, its Manager

By:	/s/ Randall D. Holmes
Name:     Randall D. Holmes

Title:	President and Chief Executive Officer

LINWOOD 0708 LLC

By:	Ridgewood Renewable Power LLC, its Manager

By:	/s/ Randall D. Holmes
Name:     Randall D. Holmes

Title:	President and Chief Executive Officer

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